FORM 3 JOINT FILER INFORMATION

Name:                               Fidelis Charitable Remainder Trust

Address:                            c/o Helix Wind, Inc.
                                    1848 Commercial Street
                                    San Diego, California 92113

Designated Filer:                   Ian Gardner

Issuer & Ticker Symbol:             Clearview Acquisitions, Inc. (CVAC)

Date of Event
Requiring Statement:                2/11/09

Signature:                          /S/ IAN GARDNER, TRUSTEE




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FORM 3 JOINT FILER INFORMATION

Name:                               Brian Scott Gardner

Address:                            c/o Helix Wind, Inc.
                                    1848 Commercial Street
                                    San Diego, California 92113

Designated Filer:                   Ian Gardner

Issuer & Ticker Symbol:             Clearview Acquisitions, Inc. (CVAC)

Date of Event
Requiring Statement:                2/11/09

Exhibit List:                       Exhibit 24.1 - Confirming Statement

Signature:                          /S/ IAN GARDNER, PURSUANT TO CONFIRMING
                                        STATEMENT